FEDERAL INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 334
EBP, Tax Status [Line Items]
FEDERAL INCOME TAX STATUS	FEDERAL INCOME TAX STATUS
The Plan obtained a determination letter from the Internal Revenue Service on August 15, 2022, stating that the Plan and related trust were designed and in compliance with the applicable sections of the IRC. Effective September 20, 2024, the Plan is placing reliance on an opinion letter from the Internal Revenue Service on the prototype plan indicating that the Plan is designed in accordance with the applicable section of the IRC. Although the Plan has been amended since receiving the determination letter, the plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC and the Plan and related trust continue to be tax exempt. Accordingly, no provision for income taxes has been recorded in the Plan’s financial statements.
U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the state and federal taxing authorities. The plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there were no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.